Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of SemiLEDs Corporation (the “Registrant”) on Form 10-Q for the quarter ended February 29, 2016, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Christopher Lee, Chief Financial Officer of the Registrant, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)                                 the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	April 13, 2016	/s/ Christopher Lee
Name: Christopher Lee
Title: Chief Financial Officer